Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED PURCHASE AGREEMENT (“Amendment”) dated this 21 st day of June, 2010, is made by and among STONEMOR OPERATING LLC, a Delaware limited liability company (“StoneMor LLC”), joined herein by its indirect subsidiaries, STONEMOR INDIANA LLC, an Indiana limited liability company (“Buyer LLC”), STONEMOR INDIANA SUBSIDIARY LLC, an Indiana limited liability company (“Buyer NQ Sub”) and OHIO CEMETERY HOLDINGS, INC., an Ohio non-profit corporation (“Ohio Non-Profit” and collectively with Buyer LLC, Buyer NQ Sub and StoneMor LLC, “Buyer”), GILL FUNERAL HOME, LLC, an Indiana limited liability company (“Gill”), GARDENS OF MEMORY CEMETERY, LLC, an Indiana limited liability company (“Gardens of Memory”), GARDEN VIEW FUNERAL HOME, LLC, an Indiana limited liability company (“Garden View”), FOREST LAWN FUNERAL HOME PROPERTIES, LLC, an Indiana limited liability company (“Forest Lawn”), HERITAGE HILLS MEMORY GARDENS OF OHIO LTD., an Ohio limited liability company (“Heritage”), ROYAL OAK MEMORIAL GARDENS OF OHIO LTD., an Ohio limited liability company (“Royal Oak”), MEMORY GARDENS MANAGEMENT CORPORATION, an Indiana corporation (“MGMC”); ANSURE MORTUARIES OF INDIANA, LLC, an Indiana limited liability company (“Ansure”), and its sole member, ROBERT E. NELMS (“Nelms”), ROBERT NELMS, LLC and LYNNETTE GRAY, the receiver appointed by the Court with respect to the business of Ansure and its subsidiaries (the “Receiver”).

RECITALS:

WHEREAS, Buyer, all or certain of the Sellers and the Receiver (solely for purposes of Sections 5.5, 5.11, 5.12, 5.14, 5.19 and 11.11 therein), are parties to that certain Amended and Restated Purchase Agreement (the “Purchase Agreement”) dated April 2, 2010; all capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement; and

WHEREAS, the parties signatories hereto desire to amend the Purchase Agreement as further set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties herein contained, the parties, intending to be legally bound hereby, agree as follows:

1. Addition of an Asset Seller. By executing this Amendment, Robert Nelms, LLC joins and is hereby added to the Purchase Agreement as an “Asset Seller”.

2. Amendment to Section 3.7(b). The text of Section 3.7(b) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“The Owned Business shall not include those items specifically identified in Schedule 3.7 as being excluded from the Acquired Assets hereunder (the “Excluded Assets”).”

3. Amendment to Section 3.19(e). The text of Section 3.19(e) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“Except as provided in Schedule 3.19, no underground storage tanks are present at the Real Property.”

4. Amendment to Section 3.29. The text of Section 3.29 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“Except as provided in Schedule 3.29, no Seller nor any Person acting on behalf of any Seller has agreed to pay to any Person any commission, finder’s or investment banking fee, or similar payment in connection with this Agreement, or the transactions contemplated thereby, nor has any Seller, or any Person acting on behalf of any Seller, taken any action on which a claim for any such payment could be based.

5. Amendment to Section 3.34. The heading and the text of Section 3.34 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“No Other Representations or Warranties; Sellers’ Knowledge. Except as expressly stated in this Agreement, Sellers make no other representation or warranty of any kind whatsoever. Any representation or warranties made by a Seller with respect to a date after the Appointment Date is made to the Knowledge of such Seller; provided however, that (i) with respect to any representation or warranty made hereunder which relates to a period which is both prior and after the Appointment Date, the qualification as to such Seller’s Knowledge set forth herein shall apply only to the period after the Appointment Date, and (ii) any representation or warranty made by a Seller hereunder as to a date which is after the Appointment Date that, due to facts, circumstances or events existing prior to the Appointment Date, would have been breached but for such knowledge qualifier shall be deemed to have been breached by the Sellers notwithstanding anything to the contrary in this Agreement. The Knowledge of the Receiver shall in no event include the knowledge of any other person. The provisions of this Section 3.34 replace, supersede and are in lieu of any qualification to the Sellers’ and Receiver’s Knowledge included in this Agreement with respect to any period after the Appointment Date.”

6. Amendment to Section 5.13. The text of Section 5.13 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“That certain loan of Comerica Bank N.A. secured by assets of certain of the Companies (the “Comerica Loan”) shall be paid off by the Buyer at Closing pursuant to a payoff letter to be provided by Comerica Bank in form and substance satisfactory to Buyer. Buyer agrees that out of the proceeds of the Smith Barney Account which are to be assigned to Buyer pursuant to Section 1.1 above, the amount referenced in Schedule 11.1 will be set aside on account of Nelms’ tax liabilities incurred in connection with the liquidation of the Smith Barney Account and will be forwarded to the IRS at the Closing, promptly after receiving the proceeds of the Smith Barney Account.”

7. Amendment to Section 5.16. The text of Section 5.16 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“Buyer will offer those employees of the Owned Business who (i) have been employed by the Owned Business on or prior to the Closing Date; (ii) are eligible for health benefit continuation coverage pursuant to Section 4980B of the Code and Sections 601 through 609 of ERISA as of the Closing Date; and (iii) will not be employed by Buyer after the Closing (the “Eligible Employees”) to receive, at their expense, such continuing coverage. Buyer shall pay the subsidy payable in connection with such payment for the Eligible Employees provided and only for so long as Buyer or the Asset Sellers have the obligation to do so pursuant to applicable law. Buyer will also assume all claims incurred on the Company Benefit Plans on or before the Closing Date which have not been reported on or prior to the Closing Date.”

8. Amendment to Section 5.17. The text of Section 5.17 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“Immediately following Closing and as required by applicable Laws, Buyer shall furnish notice to customers under the Pre-/At-Need Contracts advising them of the closing of the transactions contemplated hereby and that Buyer or the Companies, as the case may be, will perform the Pre-/At-Need Contracts and identifying the escrow agent with whom escrow funds related to such contracts are held. Buyer will deliver such notice in the form customarily provided by Buyer after acquisition of a cemetery, which notice shall be delivered or posted to the customers’ last known address.”

9. Amendment to Section 5.18. The text of Section 5.18 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

Access to Office Space and Information. For a period of ninety (90) days after the Closing (the “Use Period”), Buyer may use the corporate office of Memory Gardens Management Corporation located at the eighth floor of the building located at 10 West Market Street, Indianapolis, Indiana (the “Premises”), including the fixtures, furniture and property located therein. Neither Sellers nor the Receiver may unreasonably interfere Buyer’s use of the Premises during the Use Period or remove from the Premises any fixtures, furniture and property (including any computers and servers) located therein; provided, however, that as soon as practicable, and after Buyer has copied all the information pertaining to the Owned Business with respect thereto, one server may be removed and delivered to American Bronze Craft, Inc. Buyer will be responsible for any damage to the Premises occurring during the Use Period that causes Sellers to incur any liability to Keybank National Association, the sublandlord of the Premises (“Keybank”) in addition to those amounts paid by Buyer (either directly or via the Receiver) to Keybank pursuant to the Agreement for Mutual Release of Claims and Termination of Sublease (the “Sublease Termination”), dated as of June 21, 2010, by the Sublandlord (as defined therein) and the Subtenant (as defined therein). Except as provided in the Sublease Termination, neither Sellers nor the Receiver may terminate the any agreement for the sublease or use of the Premises without Buyer’s prior written consent.

10. Amendment to Section 6.2(t). The text of Section 6.2(t) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“The sale by Robert Nelms, LLC of the Corinthian Services Interest to Corinthian Services of Iowa, LLC shall have been consummated on or before the Closing Date on terms acceptable to Buyer and the proceeds to such sale shall have been forwarded to Buyer.”

11. Amendments to Section 11.1.

(a) The text of the defined term “Closeout Account” is hereby deleted and replaced in its entirety with the following text:

““Closeout Account” shall have the meaning as set forth in Section 11.12.”

(b) The text of the last paragraph of the defined term “Retained Liabilities” in Section 11.1 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“Notwithstanding the foregoing, the Liabilities, claims and demands set forth in Schedule 11.1 which will be prepared by the Buyer and agreed to by Nelms and the Receiver on or prior to the Closing will not be considered Retained Liabilities and will be paid by the Buyer in the amounts reflected on Schedule 11.1 or as allowed by the Court.”

(c) The text of the defined term ““Sellers’ Knowledge”, “Knowledge of the Sellers” or any other reference to the “Knowledge” of one or more Sellers” is hereby deleted and replaced in its entirety with the following text:

“means (i) with respect to period prior to the Appointment Date the knowledge of (A) Robert E. Nelms, (B) Ronald P. Robertson and (C) any other individual who is serving as a director, officer or manager of the Companies or Ansure. For purposes of this definition, the persons referenced in the immediately preceding sentence shall be deemed to have knowledge of matters of which any individual assigned by a third-party representative or advisor of Sellers to provide substantial services in connection with the transaction contemplated hereby has actual knowledge; and (ii) with respect to periods after the Appointment Date, the actual knowledge of Robert E. Nelms, Ronald P. Robertson or Barry Bedford.”

12. Amendment to Section 11.2(c)(1). The text of Section 11.2(c)(1) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following text:

“if to Sellers, to:

Michael P. Wyman

4602 Waters Edge Way

Greenwood, Indiana 46173

with a copy to:

Mark Waterfill, Attorney at Law

Benesch/Dann Pecar

One American Square, Suite 2300

Indianapolis, Indiana 46282”

13. Amendment to Section 11.11.

(a) In the 11th line of Section 11.11 of the Purchase Agreement, after the word “seeking”, the following text shall be deleted:

“: (x) to recognize Buyer or any entity designated by Buyer as the party in interest with respect to the Misappropriation Claims; and (y)”

(b) In the 19 th line of Section 11.11 of the Purchase Agreement, after the word “hereunder”, the following text shall be inserted:

“including with respect to the Receiver sending or delivering the Hello Letters as required by law as or taking any action set forth in Section 5.17 herein and further”

14. Amendment to Section 11.12. At the end of Section 11.12 the following text shall be added:

“The Receiver shall keep a record of all expenses paid out of the Closeout Account and will provide Buyer, within 90 days after the Closing, a report setting forth all expenses paid out of the Closeout Account. Buyer will have the right to audit such report. To the extent that any proceeds remain in the Closeout Account at the end of such 90-day period, such proceeds will be promptly delivered to Buyer.”

15. Amendment to Signature Pages.

(a) In signature blocks of Heritage and Royal Oak after the phrase “LTD.”, the phrase “LLC” will be deleted.

(b) In the signature blocks of Ansure and any entity which is an Asset Seller, reference to Nelms as a signatory on behalf of those entities shall be deleted.

16. Joinder. Any party signatory hereto, that has not executed the Purchase Agreement shall be deemed to have executed and joined as a party to and agrees to be subject to and bound by the provisions of the Purchase Agreement as amended hereunder.

17. Except as set forth herein all other provisions of the Purchase Agreement shall remain unchanged. If one or more provisions of this Amendment shall be held invalid, illegal or unenforceable, such provision shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Amendment. In either case, the balance of this Amendment shall be interpreted as if such provision were so modified or excluded, as the case may be, and shall be enforceable in accordance with its terms.

18. This Amendment shall be binding upon the parties signatories hereto and their respective successors and permitted assigns.

19. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20. The parties acknowledge and agree that nothing set forth in this Amendment shall be construed as a representation or warranty of the Receiver or to expand any representation and warranty of the Receiver set forth in the Purchase Agreement prior to the adoption of this Amendment, and the Receiver makes no representations, warranties or covenants except as provided in Section 5.5, 5.11., 5.12, 5.14, 5.19 and Section 11.11 of the Purchase Agreement. The Buyer, by its execution of this Amendment, reaffirms its indemnity of the Receiver set forth in Section 11.11 of the Purchase Agreement.

21. The representations and warranties of the parties hereto contained in the Purchase Agreement remain true and correct, on and as of the date of this Amendment, except for representations or warranties made as of some other specified date, which remain true and correct as of such specified date.

[Signature Page Follows]

In Witness Whereof, the undersigned parties hereto have duly executed this Amendment on the date first above written.

BUYER:

STONEMOR OPERATING LLC, a Delaware limited liability company

By: /s/ Paul Waimberg
PAUL WAIMBERG, Vice President

STONEMOR INDIANA LLC, an Indiana limited liability company

By: /s/ Paul Waimberg
PAUL WAIMBERG, Vice President

STONEMOR INDIANA SUBSIDIARY LLC, an Indiana limited liability company

By: /s/ Paul Waimberg
PAUL WAIMBERG, Vice President

OHIO CEMETERY HOLDINGS, INC., an Ohio corporation

By: /s/ Paul Waimberg
PAUL WAIMBERG, Vice President

SELLERS:

ANSURE MORTUARIES OF INDIANA, LLC

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

MEMORY GARDENS MANAGEMENT CORPORATION

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

FOREST LAWN FUNERAL HOME PROPERTIES, LLC

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

GARDENS OF MEMORY CEMETERY LLC

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

GILL FUNERAL HOME, LLC

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

GARDEN VIEW FUNERAL HOME, LLC

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

ROYAL OAK MEMORIAL GARDENS OF OHIO LTD.

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

HERITAGE HILLS MEMORY GARDENS OF OHIO LTD.

By:
/s/ Ronald P. Robertson
/s/ Lynette Gray, Receiver

/s/ Michael P. Wyman POA for Robert Nelms
ROBERT E. NELMS

ROBERT NELMS, LLC

By:
/s/ Michael P. Wyman POA for Robert Nelms
ROBERT E. NELMS, member and president

/s/ Lynettte Gray, Receiver
LYNNETTE GRAY, Receiver